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                                                                 EXHIBIT 10.26



                               THIRD AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

        This Third Amendment to Amended and Restated Credit Agreement (this "Amendment") dated as of February 26, 1998 is among COSTILLA ENERGY, INC., a Delaware corporation (the "Borrower"), the banks named on the signature pages hereto (together with their respective successors and assigns in such capacity, the "BANKS"), BANKERS TRUST COMPANY, as agent for the Banks (together with its successors and assigns in such capacity, the "Agent") and UNION BANK OF CALIFORNIA, N.A., as co-agent for the Banks (together with its successors and assigns in such capacity, the "Co-Agent").

                             PRELIMINARY STATEMENT

        A. The Borrower and the Bank Group have entered into that certain Amended and Restated Credit Agreement dated as of August 28, 1997, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of December 30, 1997 and that certain Second Amendment to Amended and Restated Credit Agreement dated as of January 14, 1998 (as so amended, the "Credit Agreement").

        B. The Borrower and the Bank Group desire to further amend the Credit Agreement as set forth herein.

        NOW THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, the parties agree as follows:

        Section 1. Definitions. Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning assigned to such term in the Credit Agreement.

        Section 2. Amendments. The Credit Agreement is hereby amended as follows:

                a. Clause (vi) of Section 5.10(c) of the Credit Agreement is hereby amended in its entirety to read as follows:

                       "(vi) except as set forth on a schedule attached
                to the certificate, all of the Oil and Gas Properties evaluated by such Reserve Report are, to the extent required under Section 5.12, Mortgaged Property,"

                b. Section 5.10(d) of the Credit Agreement is hereby amended in its entirety to read as follows:

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                        "(d) As soon as available and in any event within
                60 days after the end of each calendar quarter commencing with September 30, 1997, the Borrower shall provide the Bank Group production reports for the Borrower's Oil and Gas Properties certified by an officer of the Borrower, which reports shall include quantities or volume of production or gas throughput which have accrued to the Borrower's accounts during such quarterly period, and such other information with respect thereto as the Agent may reasonably request."

                c. Section 5.12 of the Credit Agreement is hereby amended in its entirety to read as follows:

                        "Section 5.12. Additional Collateral. Should the
                Borrower own additional Oil and Gas Properties that are not subject to a first priority Lien under the Security Documents or acquire any additional Oil and Gas
                Properties, the Borrower will grant to the Agent as security for the Obligations a first priority Lien (subject only to Excepted Liens) on the Borrower's interest in such Oil and Gas Properties to the extent such existing or additional
                Oil and Gas Property (a) has a discounted future net value of $200,000 or more as reflected in the most recent Reserve Report or as determined by the Agent at the time such Oil and Gas Property is acquired by the Borrower or (b) is or would be included in a list of the most valuable 80% of the Borrower's Oil and Gas Properties based on a descending order of value list of the Borrower's Oil and Gas Properties included in the most recent Reserve Report, which Lien will be created and perfected by and in accordance with the provisions of mortgages, deeds of trust, security agreements and financing statements, or other Security Documents, all in form and substance satisfactory to the Agent in its sole discretion and in sufficient executed (and acknowledged where necessary or appropriate) counterparts for recording purposes."

                d. Section 6.06 of the Credit Agreement is hereby amended in its entirety to read as follows:

                        "Section 6.06. Tangible Net Worth. The Borrower will
                not permit its Adjusted Consolidated Tangible Net Worth at the end of any calendar quarter ending after the Effective Date to be less than the sum of (a) $15,000,000.00 plus (b) seventy-five percent (75%) of Net Income for each calendar quarter ending after the Effective Date (excluding any such fiscal quarter in which Net Income is a loss),


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                plus (c) seventy-five percent (75%) of the proceeds of any equity offering or similar capital infusion after the Effective Date."

                e. Annex A of the Credit Agreement is hereby amended by deleting the definition of "Consolidated Tangible Net Worth" and adding the following definition of "Adjusted Consolidated Tangible Net Worth":

                        ""Adjusted Consolidated Tangible Net Worth" means,
                the sum of the par value or stated value of the capital stock (excluding treasury stock), capital in excess of par or stated value of shares of capital stock, retained earnings (or minus accumulated deficit) and any other account which, in accordance with generally accepted accounting principles consistently applied, constitute stockholders' equity of the Borrower and its Subsidiaries determined on a consolidated basis, excluding any effect of
                (a) foreign currency translation computed pursuant to Financial Accounting Standards Board Statement No. 52, as amended, supplemented or modified from time to time, or otherwise in accordance with generally accepted accounting principles consistently applied and (b) the after tax net effect of any nonrecurring noncash charges, including, without limitation, any charges under Financial Accounting Standards Board Statement No. 121, as amended, supplemented or modified from time to time, except as to the effect on future amortization net of realized tax effects of any such nonrecurring noncash charge, less the amount of any items which are treated as intangible assets in accordance with generally accepted accounting principles consistently applied."

        Section 3. Waive. With respect to the Reserve Report to be delivered by February 15, 1998 (the "February 1998 Reserve Report"), the Bank Group hereby waives the requirement under Section 5.10(a) of the Credit Agreement that the February 1998 Reserve Report be prepared by independent petroleum engineers acceptable to the Agent; provided that the February 1998 Reserve Report is (a) prepared by or under the supervision of the chief engineer of the Borrower, (b) not less than 70% of the Oil and Gas Properties included therein have been reviewed by independent petroleum engineers acceptable to the Agent and such independent petroleum engineers shall have issued a letter in connection with their review in form and substance acceptable to the Agent, and
(c) otherwise in compliance with the requirements of the Credit Agreement. This waiver of Section 5.10(a) is limited to the preparation of the February 1998 Reserve Report by independent petroleum engineers and shall not be construed as a waiver of Section 5.10(a) with respect to any other Reserve Report to be delivered in the future or as a waiver of any other Default or Event of Default under the Credit Agreement. The Bank Group reserves the right to exercise any rights or remedies with respect to any such other current or future Default or Event of Default under the Credit Agreement.


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        Section 4.      Ratification. The Borrower hereby ratifies and confirms
all of the Obligations under the Credit Agreement (as amended hereby) and the other Loan Documents. All references in the Loan Documents to the "Credit Agreement" shall mean the Credit Agreement as amended hereby and as the same may be amended, supplemented, restated or otherwise modified and in effect from time to time in the future.

        Section 5. Effectiveness. This Amendment shall become effective upon the execution of this Amendment by all parties hereto. This Amendment may be executed in separate counterparts, all of which constitute one and the same instrument.

        Section 6. Representations and Warranties. The Borrower hereby represents and warrants to the Bank Group that (a) the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of the Borrower, (b) each of the Credit Agreement (as amended hereby) and the other Loan Documents to which it is a party constitutes a valid and legally binding agreement enforceable against the Borrower in accordance with its terms except, as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors' rights generally and by general principles of equity, (c) the representations and warranties by the Borrower contained in the Credit Agreement as amended hereby and in the other Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof, (d) no Default or Event of Default exists under the Credit Agreement
(as amended hereby) or any of the other Loan Documents.

        Section 7. Choice of Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

        Section 8. Final Agreement. THE CREDIT AGREEMENT (AS AMENDED HEREBY) AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.


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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by its officers thereunto duly authorized as of the date first above written.

                                       COSTILLA ENERGY, INC.


                                       By:  /s/ BOBBY W. PAGE
                                          -------------------------------------
                                       Name:    Bobby W. Page
                                            -----------------------------------
                                       Title:   Senior Vice President
                                             ----------------------------------


                                       BANKERS TRUST COMPANY,
                                          as Agent and Bank


                                       By:  /s/ MARCUS M. TARKINGTON
                                          -------------------------------------
                                       Name:    Marcus M. Tarkington
                                            -----------------------------------
                                       Title:   Principal
                                             ----------------------------------


                                       UNION BANK OF CALIFORNIA, N.A.,
                                          as Co-Agent and Bank


                                       By:  /s/ RANDALL OSTERBER
                                          -------------------------------------
                                       Name:    Randall Osterber
                                            -----------------------------------
                                       Title:   Vice President
                                             ----------------------------------


                                       UNION BANK OF CALIFORNIA, N.A.,
                                          as Co-Agent and Bank


                                       By:  /s/ TONY R. WEBER
                                          -------------------------------------
                                       Name:    Tony R. Weber
                                            -----------------------------------
                                       Title:   Senior Vice President/Manager
                                             ----------------------------------



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                                        DEN NORSKE BANK ASA,
                                           as Bank


                                        By:    /s/ MORTEN SJORNSEN
                                           ------------------------------------
                                        Name:      Morten Sjornsen
                                             ----------------------------------
                                        Title:     Senior Vice President
                                              ---------------------------------


                                        By:    /s/ WILLIAM V. MOYER
                                           ------------------------------------
                                        Name:      William V.  Moyer
                                             ----------------------------------
                                        Title:     First Vice President
                                              ---------------------------------


                                        THE TORONTO DOMINION BANK,
                                           as Bank


                                        By:    /s/ JORGE GARCIA
                                           ------------------------------------
                                        Name:      Jorge A. Garcia
                                             ----------------------------------
                                        Title:     Mgr. Cr. Admin.
                                              ---------------------------------


                                        WELLS FARGO BANK, N.A.
                                           as Bank


                                        By:    /s/ LESTER J.N. KELIHER
                                           ------------------------------------
                                        Name:      Lester J.N. Keliher
                                             ----------------------------------
                                        Title:     Vice President
                                              ---------------------------------


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